MUNIHOLDINGS
                                                                NEW YORK INSURED
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                August 31, 1998

                    MuniHoldings New York Insured Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings New York Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                       MuniHoldings New York Insured Fund, Inc., August 31, 1998

DEAR SHAREHOLDER

Since inception (September 19, 1997) through August 31, 1998, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $0.822 per share income dividends, which included earned and unpaid dividends of $0.076. This represents a net annualized yield of 5.38%, based on a month-end per share net asset value of $16.07. Over the same period, the total investment return on the Fund's Common Stock was +12.52%, based on a change in per share net asset value from $15.00 to $16.07, and assuming reinvestment of $0.746 per share income dividends.

For the six months ended August 31, 1998, the total investment return on the Fund's Common Stock was +4.88%, based on a change in per share net asset value from $15.76 to $16.07, and assuming reinvestment of $0.423 per share income dividends.

For the six months ended August 31, 1998, the Fund's Preferred Stock had an average yield of 3.55% for Series A and 3.29% for Series B.

The Municipal Market Environment

Long-term tax-exempt bond yields declined slightly during the six months ended August 31, 1998. Throughout most of this year, foreign economic factors have continued to outweigh US domestic fundamentals. Thus far this year, the near absence of inflationary pressures in the United States continued to support low interest rates. Consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board would be forced eventually to raise short-term interest rates. This action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. However, the weakening financial conditions in many Asian countries, combined with the currency devaluation in Russia, calmed investor concerns of Federal Reserve Board intervention, and fixed-income bond prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 10 basis points (0.10%) to end the six-month period at 5.26%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp US equity market correction at the end of August triggered an additional flight into US Treasury securities. Long-term US Treasury bond yields declined approximately 70 basis points to end the six-month period at 5.21%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. To a large extent these supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first eight months of 1998, almost $150 billion in new tax-exempt bonds were underwritten, an increase of about 40% compared to the same period a year ago. During the most recent three months, municipalities issued almost $75 billion in new securities, an increase of nearly 25% compared to the same three-month period in 1997.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures, which have lessened recently, are likely to abate further later in the year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth in the first half of 1998 by as much as 2%. Since further trade deterioration is likely in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At August 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

Since the Fund's inception, our pri-mary strategy has been to offer a high level of tax-exempt income to the Fund's Common Stock shareholders. We accomplished this by maintaining a fully invested position in long-term insured New York securities, which was a good strategy given this year's trend toward lower interest rates. During the six-month period ended August 31, 1998, a combination of several positive technical and economic factors contributed to an environment where the fixed-income markets, particularly the tax-exempt market, reached historically low levels of nominal interest rates.

Our strategy over the past six months has been to remain fully invested, taking advantage of the leveraging of the Fund's Common Stock and using any dips in market price to maintain our aggressive portfolio structure. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) The challenge over the past six months has been identifying what periods constituted market retracements in an effort to concentrate the Fund's buying power during these events, whether through the rather ample 1997-1998 new-issue calendar or the secondary marketplace.

At current interest rate levels, with long-term municipal bonds yields nearing 5%, we may begin to sell some of the Fund's more aggressively structured securities. Proceeds of these sales would be concentrated in cash reserves or used to purchase less inter-est rate-sensitive income-oriented holdings. Although the fundamental economic backdrop for the marketplace is still quite supportive, we would expect the municipal market to participate only marginally in any further fixed-income price gains.

In Conclusion

We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager

September 25, 1998


                                     2 & 3

                       MuniHoldings New York Insured Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P     Moody's    Face                                                                                 Value
STATE              Ratings   Ratings   Amount    Issue                                                                     (Note 1a)
====================================================================================================================================
New York--101.9%                                 Albany County, New York, Airport Authority, Airport Revenue Bonds,
                                                 AMT (b):
                AAA          Aaa       $ 1,500     5.375% due 12/15/2017                                                   $  1,540
                AAA          Aaa         1,500     5.50% due 12/15/2019                                                       1,565
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         2,325   Battery Park City Authority, New York, Revenue Bonds, RITR,
                                                 Series 25, 7.07% due 11/01/2026 (c)(g)                                       2,565
                --------------------------------------------------------------------------------------------------------------------
                                                 Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                 Series A:
                AAA          Aaa         2,375     5.125% due 12/01/2022 (b)                                                  2,380
                A-           Baa        14,750     5.25% due 12/01/2026                                                       4,779
                --------------------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Commuter Facilities
                                                 Revenue Bonds:
                AAA          Aaa         3,000     (Grand Central Terminal), Series 1, 5.70% due 7/01/2024 (b)                3,172
                AAA          Aaa         7,695     Series A, 5.625% due 7/01/2027 (d)                                         8,199
                AAA          Aaa         1,000     Series B, 5% due 7/01/2020 (c)                                               989
                AAA          Aaa         2,625     Series E, 5% due 7/01/2021 (c)                                             2,593
                --------------------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Dedicated Tax Fund,
                                                 Series A:
                AAA          Aaa        11,500     5.25% due 4/01/2026 (d)                                                   11,734
                AAA          Aaa         5,400     4.75% due 4/01/2028 (e)                                                    5,200
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         1,000   Metropolitan Transportation Authority, New York, Transportation
                                                 Facilities Revenue Bonds, Series C-1, 5.50% due 7/01/2022 (d)                1,052
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         2,385   Monroe Woodbury, New York, Central School District No. 1, UT,
                                                 5.625% due 5/15/2023 (d)                                                     2,530
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa        10,500   New York City, New York, Educational Construction Fund Revenue Bonds,
                                                 Junior Sub-Lien, 5.50% due 4/01/2026 (c)                                    11,009
                --------------------------------------------------------------------------------------------------------------------
                A-           A3          5,820   New York City, New York, GO, Series C, 5.375% due 11/15/2027                 5,920
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         1,830   New York City, New York, IDA, Civic Facilities Revenue Bonds
                                                 (Rockefeller Foundation Project), 5.375% due 7/01/2023                       1,877
                --------------------------------------------------------------------------------------------------------------------
                A            A3          5,000   New York City, New York, IDA, Special Facilities Revenue Bonds
                                                 (Terminal One Group Association Project), AMT, 6.125% due 1/01/2024          5,361
                --------------------------------------------------------------------------------------------------------------------
                                                 New York City, New York, Municipal Water Finance Authority, Water and
                                                 Sewer System Revenue Bonds:
                A-           A2          9,000     RITR, Series 21, 7.42% due 6/15/2029 (g)                                  10,105
                AAA          Aaa         3,400     Refunding, Series C, 5% due 6/15/2021 (e)                                  3,363
                --------------------------------------------------------------------------------------------------------------------
                AA           Aa         10,000   New York City, New York, Transitional Finance Authority Revenue Bonds
                                                 (Future Tax Secured), Series A, 5% due 8/15/2027                             9,820
                --------------------------------------------------------------------------------------------------------------------
                                                 New York State Dormitory Authority Revenue Bonds:
                AAA          Aaa         3,350     (Consolidated City University System), Series 1, 5.125% due
                                                   7/01/2027 (d)                                                              3,357
                A1+          VMIG1+      3,200     (Cornell University), VRDN, Series B, 3.20% due 7/01/2025 (a)              3,200
                AAA          Aaa        10,000     (Frances Schervier Home), 5.50% due 7/01/2027 (b)                         10,482
                AAA          Aaa         6,000     (Mental Health Services Facilities), Series B, 5.375% due 2/15/2026 (b)    6,172
                AAA          Aaa         1,000     (Mental Health Services Facilities), Series B, 5% due 2/15/2028 (b)          982
                AAA          Aaa         5,320     (Millard Fillmore Hospital), 5.375% due 2/01/2032 (c)(f)                   5,459
                AAA          Aaa         5,000     (Montefiore Medical Center), 5.75% due 8/01/2007 (c)(f)                    5,528
                AAA          Aaa         2,000     (Niagara Nursing Home), 5.60% due 8/01/2037 (d)(f)                         2,103
                AAA          Aaa         3,460     (North Shore University Hospital), 5.25% due 11/01/2019 (d)                3,538
                AAA          Aaa        10,780     Refunding (United Hospital Health Services--Mortgage Hospital),
                                                   5.375% due 8/01/2027 (c)(f)                                               11,090
                AAA          Aaa         5,000     (Saint Barnabas Hospital), 5.45% due 8/01/2035 (c)(f)                      5,166
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         7,500   New York State Energy Research and Development Authority, Facilities
                                                 Revenue Refunding Bonds (Consolidated Edison Company of New York),
                                                 Series A, 6.10% due 8/15/2020 (c)                                            8,218
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         2,500   New York State Energy Research and Development Authority, Gas
                                                 Facilities Revenue Bonds, RITR, Series 9, 7.07% due 1/01/2021 (d)(g)         2,741
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         2,305   New York State Energy Research and Development Authority, PCR (New
                                                 York State Electric and Gas Corporation Project), AMT, Series A,
                                                 6.15% due 7/01/2026 (d)                                                      2,522
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         1,285   New York State Energy Research and Development Authority, Solid Waste
                                                 Disposal Revenue Bonds (New York State Electric and Gas Company
                                                 Project), AMT, Series A, 5.70% due 12/01/2028 (d)                            1,345
                --------------------------------------------------------------------------------------------------------------------
                BBB          Baa         1,235   New York State Environmental Facilities Corporation, Solid Waste
                                                 Disposal Revenue Bonds (Occidental Petroleum Corporation), AMT,
                                                 Sub-Series A, 5.70% due 9/01/2028                                            1,263
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa           765   New York State Environmental Facilities Corporation, Special
                                                 Obligation Revenue Refunding Bonds (Riverbank State Park),
                                                 5.125% due 4/01/2022 (c)                                                       766
                --------------------------------------------------------------------------------------------------------------------
                                                 New York State, GO, Series D (c):
                AAA          Aaa         3,410     5% due 7/15/2015                                                           3,446
                AAA          Aaa         3,765     5% due 7/15/2017                                                           3,775
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         2,000   New York State, HFA, Revenue Bonds (Fulton Manor), Series A, 6.10%
                                                  due 11/15/2025 (c)(f)                                                       2,180
                --------------------------------------------------------------------------------------------------------------------
                                                 New York State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                                 Project), Series A (b):
                AAA          Aaa         1,740     6.10% due 11/01/2015                                                       1,896
                AAA          Aaa         2,990     6.125% due 11/01/2020                                                      3,253
                --------------------------------------------------------------------------------------------------------------------
                                                 New York State Local Government Assistance Corporation, Refunding:
                AAA          Aaa         5,000     Series A, 5.25% due 4/01/2015 (c)                                          5,210
                AAA          Aaa         2,800     Series B, 5.50% due 4/01/2021 (c)                                          2,900
                AAA          Aaa         3,000     Series C, 5% due 4/01/2021 (d)                                             2,960
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         1,000   New York State Medical Care Facilities Finance Agency Revenue Bonds
                                                 (Mental Health Services Facilities), Series A, 6% due 2/15/2025 (d)          1,104
                --------------------------------------------------------------------------------------------------------------------
                                                 New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds:
                NR*          Aa2         1,000     AMT, Series 58, 6.40% due 4/01/2027                                        1,092
                AAA          Aaa         2,140     AMT, Series 67, 5.70% due 10/01/2017 (d)                                   2,266
                NR*          Aa2         6,000     AMT, Series 67, 5.80% due 10/01/2028                                       6,263
                NR*          Aa2         2,500     Refunding, AMT, Series 54, 6.20% due 10/01/2026                            2,694
                NR*          Aa2         1,000     Refunding, Series 61, 5.80% due 10/01/2017                                 1,053
                NR*          Aa2         1,500     Series 59, 6.25% due 4/01/2027                                             1,630
                --------------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes


                                     4 & 5

                       MuniHoldings New York Insured Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P     Moody's    Face                                                                                 Value
STATE              Ratings   Ratings   Amount    Issue                                                                     (Note 1a)
====================================================================================================================================
New York                                         New York State Urban Development Corporation, Revenue Bonds:
(concluded)     AAA          Aaa       $10,000     (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025 (c)   $ 10,329
                AAA          Aaa         3,875     Series 26, RITR, 7.07% due 1/01/2025 (d)(g)                                4,216
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         1,775   Niagara, New York, Frontier Transportation Authority, Airport
                                                 Revenue Bonds (Buffalo Niagara International Airport), AMT, 5%
                                                 due 4/01/2028 (e)                                                            1,732
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         9,980   Port Authority of New York and New Jersey, Special Obligation
                                                 Revenue Bonds (JFK International Air Terminal Project), AMT,
                                                 Series 6, 3rd Installment, 5.75% due 12/01/2022 (d)                         10,644
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa         7,090   Suffolk County, New York, Water Authority, Waterworks Revenue
                                                 Bonds, Series A, 5% due 6/01/2022 (c)                                        7,012
                --------------------------------------------------------------------------------------------------------------------
                AAA          Aaa        11,000   Syracuse, New York, Housing Authority, Mortgage Revenue Bonds
                                                 (Loretto Rest), Series A, 5.70% due 8/01/2027 (c)(f)                        11,752
====================================================================================================================================
                Total Investments (Cost--$247,087)--101.9%                                                                  257,092
                Liabilities in Excess of Other Assets--(1.9%)                                                                (4,771)
                                                                                                                           --------
                Net Assets--100.0%                                                                                         $252,321
                                                                                                                           ========
====================================================================================================================================

                (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the interest rate in effect at August 31, 1998.
                (b) FSA Insured.
                (c) AMBAC Insured.
                (d) MBIA Insured.
                (e) FGIC Insured.
                (f) FHA Insured.
                (g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the interest rate in effect at August 31,
                    1998.
                *   Not Rated.
                +   Highest short-term rating by Moody's Investors Service, Inc.

                Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                    See Notes to Financial Statements.

Quality Profile

                    The quality ratings of securities in the Fund as of August 31, 1998 were as follows:

                    ------------------------------------------------------------
                                                                      Percent of
                    S&P Rating/Moody's Rating                         Net Assets
                    ------------------------------------------------------------
                    AAA/Aaa...........................................     78.2%
                    AA/Aa.............................................      8.9
                    A/A...............................................      6.4
                    BBB/Baa...........................................      0.5
                    NR (Not Rated)....................................      6.6
                    Other+............................................      1.3
                    ------------------------------------------------------------

                +   Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of August 31, 1998
====================================================================================================================================
Assets:         Investments, at value (identified cost--$247,087,298) (Note 1a) .......................                $257,091,955
                Cash ..................................................................................                       8,366
                Receivables:
                  Securities sold .....................................................................   $ 5,444,688
                  Interest ............................................................................     3,057,297     8,501,985
                                                                                                          -----------
                Prepaid expenses and other assets .....................................................                      11,465
                                                                                                                       ------------
                Total assets ..........................................................................                 265,613,771
                                                                                                                       ------------
====================================================================================================================================
Liabilities:    Payables:
                  Securities purchased ................................................................    12,826,865
                  Offering costs (Note 1e) ............................................................       111,646
                  Investment adviser (Note 2) .........................................................       101,316
                  Dividends to shareholders (Note 1f) .................................................        61,627    13,101,454
                                                                                                          -----------
                Accrued expenses and other liabilities ................................................                     191,766
                                                                                                                       ------------
                Total liabilities .....................................................................                  13,293,220
                                                                                                                       ------------
====================================================================================================================================
Net Assets:     Net assets ............................................................................                $252,320,551
                                                                                                                       ============
====================================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.10 per share (3,800 shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference) ........................                $ 95,000,000
                  Common Stock, par value $.10 per share (9,787,106 shares issued and outstanding) ....  $    978,710
                Paid-in capital in excess of par ......................................................   144,677,715
                Undistributed investment income--net ..................................................       774,497
                Undistributed realized capital gains on investments--net ..............................       884,972
                Unrealized appreciation on investments--net ...........................................    10,004,657
                                                                                                          -----------
                Total--Equivalent to $16.07 net asset value per share of Common Stock
                (market price--$15.3125) ..............................................................                 157,320,551
                                                                                                                       ------------
                Total capital .........................................................................                $252,320,551
                                                                                                                       ============
====================================================================================================================================

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


                                     6 & 7

                       MuniHoldings New York Insured Fund, Inc., August 31, 1998

STATEMENT OF OPERATIONS

                For the Period September 19, 1997+ to August 31, 1998
====================================================================================================================
Investment      Interest and amortization of premium and discount earned ..............                $ 12,203,443
Income
(Note 1d):
====================================================================================================================
Expenses:       Investment advisory fees (Note 2) .....................................   $ 1,264,001
                Commission fees (Note 4) ..............................................       213,180
                Accounting services (Note 2) ..........................................        63,611
                Professional fees .....................................................        48,327
                Transfer agent fees ...................................................        25,869
                Directors' fees and expenses ..........................................        22,929
                Custodian fees ........................................................        17,775
                Listing fees ..........................................................        15,239
                Organization expenses .................................................        15,000
                Pricing fees ..........................................................         7,091
                Printing and shareholder reports ......................................         6,420
                Other .................................................................        22,857
                                                                                          -----------
                Total expenses before reimbursement ...................................     1,722,299
                Reimbursement of expenses (Note 2) ....................................      (572,372)
                                                                                          -----------
                Total expenses after reimbursement ....................................                   1,149,927
                                                                                                       ------------
                Investment income--net ................................................                  11,053,516
                                                                                                       ------------
====================================================================================================================
Realized &      Realized gain on investments--net .....................................                     884,972
Unrealized      Unrealized appreciation on investments--net ...........................                  10,004,657
Gain on                                                                                                ------------
Investments--   Net Increase in Net Assets Resulting from Operations ..................                $ 21,943,145
Net (Notes                                                                                             ============
1b, 1d & 3):
====================================================================================================================

               + Commencement of operations.

                 See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    For the Period
                                                                                                    Sept. 19, 1997+
                Increase (Decrease) in Net Assets:                                                  to Aug. 31, 1998
=====================================================================================================================
Operations:     Investment income--net .............................................................     $ 11,053,516
                Realized gain on investments--net ..................................................          884,972
                Unrealized appreciation on investments--net ........................................       10,004,657
                                                                                                         ------------
                Net increase in net assets resulting from operations ...............................       21,943,145
                                                                                                         ------------
=====================================================================================================================
Dividends to    Investment income--net:
Shareholders      Common Stock .....................................................................       (7,304,626)
(Note 1f):        Preferred Stock ..................................................................       (2,974,393)
                                                                                                         ------------
                Net decrease in net assets resulting from dividends to shareholders ................      (10,279,019)
                                                                                                         ------------
=====================================================================================================================
Capital Stock   Proceeds from issuance of Common Stock .............................................      146,625,000
Transactions    Proceeds from issuance of Preferred Stock ..........................................       95,000,000
(Notes 1e & 4): Value of shares issued to Common Stock Shareholders in reinvestment of dividends ...           85,052
                Offering costs resulting from the issuance of Common Stock .........................         (262,948)
                Offering and underwriting costs resulting from the issuance of Preferred Stock .....         (890,684)
                                                                                                         ------------
                Net increase in net assets derived from capital stock transactions .................      240,556,420
                                                                                                         ------------
=====================================================================================================================
Net Assets:     Total increase in net assets .......................................................      252,220,546
                Beginning of period ................................................................          100,005
                                                                                                         ------------
                End of period* .....................................................................     $252,320,551
                                                                                                         ============
=====================================================================================================================
              * Undistributed investment income--net ...............................................     $    774,497
                                                                                                         ============
=====================================================================================================================

              + Commencement of operations.

                See Notes to Financial Statements.


                                     8 & 9

                       MuniHoldings New York Insured Fund, Inc., August 31, 1998

FINANCIAL HIGHLIGHTS

                The following per share data and ratios have been derived
                from information provided in the financial statements.             For the Period
                                                                                   Sept. 19, 1997+
                Increase (Decrease) in Net Asset Value:                            to Aug. 31, 1998
===================================================================================================
Per Share       Net asset value, beginning of period ..............................       $   15.00
Operating                                                                                 ---------
Performance:    Investment income--net ............................................            1.13
                Realized and unrealized gain on investments--net ..................            1.11
                                                                                          ---------
                Total from investment operations ..................................            2.24
                                                                                          ---------
                Less dividends to Common Stock shareholders:
                  Investment income--net ..........................................            (.75)
                                                                                          ---------
                Capital charge resulting from issuance of Common Stock ............            (.03)
                                                                                          ---------
                Effect of Preferred Stock activity:++
                  Dividends to Preferred Stock shareholders:
                    Investment income--net ........................................            (.30)
                  Capital charge resulting from issuance of Preferred Stock .......            (.09)
                                                                                          ---------
                Total effect of Preferred Stock activity ..........................            (.39)
                                                                                          ---------
                Net asset value, end of period ....................................       $   16.07
                                                                                          =========
                Market price per share, end of period .............................       $ 15.3125
                                                                                          =========
===================================================================================================
Total           Based on market price per share ...................................            7.21%(++)
Investment                                                                                =========
Return:**       Based on net asset value per share ................................           12.52%(++)
                                                                                          =========
===================================================================================================
Ratios to       Expenses, net of reimbursement ....................................           .50%*
Average                                                                                   =========
Net Assets:***  Expenses ..........................................................           .75%*
                                                                                          =========
                Investment income--net ............................................            4.81%*
                                                                                          =========
===================================================================================================
Supplemental    Net assets, net of Preferred Stock, end of period (in thousands) ..       $ 157,321
Data:                                                                                     =========
                Preferred Stock outstanding, end of period (in thousands) .........       $  95,000
                                                                                          =========
                Portfolio turnover ................................................           52.91%
                                                                                          =========
===================================================================================================
Leverage:       Asset coverage per $1,000 .........................................       $   2,656
                                   ======                                                 =========
===================================================================================================
Dividends       Series A--Investment income--net ..................................       $     796
Per Share on                                                                              =========
Preferred Stock Series B--Investment income--net ..................................       $     769
Outstanding:                                                                              =========
===================================================================================================

              * Annualized.
             ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
            *** Do not reflect the effect of dividends to Preferred Stock shareholders.
              + Commencement of operations.
             ++ The Fund's Preferred Stock was issued on October 7, 1997. (++) Aggregate total investment return.

                See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on September 19, 1997, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 16, 1997 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing ser vice and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                    10 & 11

                       MuniHoldings New York Insured Fund, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 19, 1997 to August 31, 1998, FAM earned fees of $1,264,001, of which $572,372 was voluntarily waived.

During the period September 19, 1997 to August 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of FAM, received underwriting fees of $712,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 19, 1997 to August 31, 1998 were $296,552,116 and $118,005,412, respectively.

Net realized gains (losses) for the period September 19, 1997 to August 31, 1998 and net unrealized gains as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $ 1,434,102         $10,004,657
Financial futures contracts .............           (549,130)                 --
                                                 -----------         -----------
Total ...................................        $   884,972         $10,004,657
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of August 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $10,004,657, all of which was related to appreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $247,087,298.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period September 19, 1997 to August 31, 1998 increased by 9,520,000 as a result of the initial offering and by 260,439 as a result of dividend reinvestment. Prior to September 19, 1997 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 1998 were as follows: Series A, 3.29% and Series B, 2.50%.

In connection with the offering of AMPS, the Board of Directors reclassified 3,800 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period September 19, 1997 to August 31, 1998 increased by 3,800 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 19, 1997 to August 31, 1998, MLPF&S, an affiliate of FAM, earned $203,138 as commissions.

5. Subsequent Event:

On September 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075617 per share, payable on September 29, 1998 to shareholders of record as of September 22, 1998.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders MuniHoldings New York Insured Fund,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings New York Insured Fund, Inc., as of August 31, 1998, the related statements of operations and changes in net assets, and the financial highlights for the period from September 19, 1997 (commencement of operations) to August 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period September 19, 1997 to August 31, 1998 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 6, 1998


                                    12 & 13

                       MuniHoldings New York Insured Fund, Inc., August 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New York Insured Fund, Inc. during its taxable period ended August 31, 1998 qualify as exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the period.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MHN


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLDNY--8/98

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